FIRSTENERGY CORP.

                        EXECUTIVE AND DIRECTOR INCENTIVE
                               COMPENSATION PLAN







                                    FE Plan effective May 1,1998
                                    Revised November 16, 1998
                                    Revised November 16, 1999
                                    Amendment to Plan approved by
                                    Shareholders on May 15, 2001
                                    Amendment to Plan approved by
                                    Shareholders on May 21, 2002






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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



                                Table of Contents
                                                                          Page
                                                                          ----


Article 1    Establishment, Purpose, and Duration
1.1      Establishment of the Plan                                         1
1.2      Purpose of the Plan                                               1
1.3      Duration of the Plan                                              1

Article 2    Definitions and Construction
2.1      Definitions
         2.1.1    Award                                                    1
         2.1.2    Beneficial Owner                                         1
         2.1.3    Black-Scholes Value                                      1
         2.1.4    Board or Board of Directors                              1
         2.1.5    Cash Award                                               1
         2.1.6    Cause                                                    1
         2.1.7    Change in Control                                        2
         2.1.8    Code                                                     4
         2.1.9    Committee                                                4
         2.1.10   Company                                                  4
         2.1.11   Covered Employee                                         4
         2.1.12   Directors' Award                                         4
         2.1.13   Exchange Act                                             4
         2.1.14   Fair Market Value                                        4
         2.1.15   Incentive Stock Option or ISO                            4
         2.1.16   Key Employee                                             4
         2.1.17   Nonqualified Stock Option or NSO                         5
         2.1.18   Option                                                   5
         2.1.19   Outside Director                                         5
         2.1.20   Participant                                              5
         2.1.21   Performance Share                                        5
         2.1.22   Period of Restriction                                    5
         2.1.23   Person                                                   5
         2.1.24   Plan                                                     5
         2.1.25   Restricted Stock                                         5
         2.1.26   Subsidiary                                               5
         2.1.27   Standard Rate                                            5
         2.1.28   Stock                                                    5
         2.1.29   Stock Appreciation Right or SAR                          5
         2.1.30   Voting Stock                                             5
2.2      Gender and Number                                                 5
2.3      Severability                                                      5



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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan

                                Table of Contents

Article 3    Administration
3.1      The Committee                                                     5
3.2      Authority of the Committee                                        6
3.3      Selection of Participants                                         6
3.4      Decisions Binding                                                 6
3.5      Delegation of Certain Responsibilities                            6
3.6      Procedures of the Committee                                       7
3.7      Award Agreements                                                  7
3.8      Conditions on Awards                                              7
3.9      Saturdays, Sundays, and Holidays                                  7

Article 4    Stock Subject to the Plan
4.1      Number of Shares                                                  7
4.2      Lapsed Awards                                                     8
4.3      Adjustments in Authorized Shares                                  8

Article 5    Eligibility and Participation
5.1      Eligibility                                                       8
5.2      Actual Participation                                              8

Article 6    Stock Options
6.1      Grant of Options                                                  8
6.2      Option Agreement                                                  9
6.3      Option Price                                                      9
6.4      Duration of Options                                               9
6.5      Exercise of Options                                               9
6.6      Payment                                                           9
6.7      Restrictions on Stock Transferability                             10
6.8      Termination of Employment Due to Death, Disability,               10
         or Retirement
6.9      Termination of Employment for Other Reasons                       10
6.10     Nontransferability of Options                                     11


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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan

                                Table of Contents

Article 7    Stock Appreciation Rights
7.1      Grant of Stock Appreciation Rights                                11
7.2      Exercise of SARS in Lieu of Options                               11
7.3      Exercise of SARS in Addition to Options                           11
7.4      Exercise of SARS Independent of Options                           12
7.5      Payment of SAR Amount                                             12
7.6      Form and Timing of Payment                                        12
7.7      Term of SAR                                                       12
7.8      Termination of Employment                                         12
7.9      Nontransferability of SARs                                        12

Article 8    Restricted Stock
8.1      Grant of Restricted Stock                                         12
8.2      Restricted Stock Agreement                                        12
8.3      Transferability                                                   13
8.4      Other Restrictions                                                13
8.5      Certificate Legend                                                13
8.6      Removal of Restrictions                                           13
8.7      Voting Rights                                                     13
8.8      Dividends and Other Distributions                                 13
8.9      Termination of Employment Due to Retirement                       13
8.10     Termination of Employment Due to Death or Disability              14
8.11     Termination of Employment for Other Reasons                       14

Article 9    Performance Shares
9.1      Grant of Performance Shares                                       14
9.2      Value of Performance Shares                                       14
9.3      Payment of Performance Shares                                     15
9.4      Committee Discretion to Adjust Awards                             15
9.5      Form and Timing of Payment                                        15
9.6      Termination of Employment Due to Death, Disability,               15
         or Retirement
9.7      Termination of Employment for Other Reasons                       15
9.8      Nontransferability                                                16

Article 10   Cash Awards
10.1     Grant of Cash Award                                               16
10.2     Cash Award Performance Criteria                                   16
10.3     Payout of Cash awards                                             16
10.4     Conversion of Cash Award Payout to Restricted Stock               16




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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan

                                Table of Contents

Article 11   Directors' Awards
11.1     Grant of Director's Awards                                        17
11.2     Conversion of Retainer to Stock                                   17
11.3     Conversion of Retainer to Restricted Stock                        17
11.4     Conversion of Retainer to Stock Options                           17

Article 12   Beneficiary Designation                                       17

Article 13   Rights of Employees
13.1     Employment                                                        18
13.2     Participation                                                     18
13.3     No Implied Rights; Rights on Termination of Service               18
13.4     No Right to Company Assets                                        18

Article 14   Change in Control
14.1     Stock Based Awards                                                18
14.2     All Awards Other than Stock Based Awards                          18

Article 15   Amendment, Modification, and Termination
15.1     Amendment, Modification, and Termination                          19
15.2     Awards Previously Granted                                         19
15.3     Deferral of Payments and Distributions                            19

Article 16   Withholding and Deferral
16.1     Tax Withholding                                                   19
16.2     Stock Delivery or Withholding                                     19

Article 17   Successors                                                    20

Article 18   Requirements of Law
18.1     Requirements of Law                                               20
18.2     Governing Law                                                     20




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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



Scope of Revision

Rev. 4
Increase the number of shares under the Plan as approved by Shareholders on May 21, 2002.

Rev. 3
Clairfy that 6.8 includes early retirement. Put 6.8 in plain English. Increase the number of shares under the Plan and the limits as approved by Shareholders on May 15, 2001.
Add "vesting or forfeiture" to 8.4 to strengthen the substantial forfeiture clause as required by IRS.

Rev. 2
Change definition of Fair Market Value from 20 day average to high and low on date of grant.

Rev. 1
Reformatted from Landscape to Portrait, made numbering consistence throughout document.
Included Table of Contents and Scope of Revision pages.
Changed the NQSO acronym to NSO throughout.
Clarified that the Chief Executive Officer could grant awards for all Key employees, except those defined as Covered Employees.
Incorporated the changes to Rule 16b-3 requirements.
Clarified how dates referenced in the Agreements are to be handled when the date falls on a Saturday, Sunday, or Holiday.
Clarified how cashless exercises are handled.
Clarified that exercising portions of grants are permissible.
Added language to 18.2 regarding conflicts of law.

Rev. 0
Plan approved by FirstEnergy Board of Directors on February 17, 1998 Plan approved by common shareholders on April 30, 1998
Plan became effective on May 1, 1998



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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


ARTICLE 1   ESTABLISHMENT, PURPOSE, AND DURATION
            ------------------------------------

1.1 ESTABLISHMENT OF THE PLAN. FirstEnergy Corp. (hereinafter referred to as "FirstEnergy"), established, effective May 1, 1998, an incentive compensation plan known as the "Executive and Director Incentive Compensation Plan" (hereinafter referred to as the "Plan"), which permits the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Cash Awards and Directors' Awards.

1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees and Directors that will link their personal interests to the long-term financial success of the Company and its Subsidiaries, and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent. The Plan is intended to preserve maximum deductibility of all awards made under the plan within the structure of
        Section 162(m) of the Internal Revenue Code of 1986 as amended "the
        Code".

1.3 DURATION OF THE PLAN. The Plan will commence on May 1, 1998, as described in Section 1.1 herein. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time, until all Shares subject to it shall have been purchased or acquired according to the provisions herein.


ARTICLE 2   DEFINITIONS AND CONSTRUCTION
            ----------------------------

2.1. DEFINITIONS. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

          2.1.1 "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Cash Awards or Directors' Awards.
          2.1.2 "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
          2.1.3 "Black-Scholes Value" means the value of one stock option as calculated by the Black-Scholes Valuation Model as prescribed under Financial Accounting Standard 123.
          2.1.4 "Board" or "Board of Directors" means the Board of Directors of the Company.
          2.1.5 "Cash Award" means an award in the form of cash that is a bonus made pursuant to the terms of Article 10.
          2.1.6   "Cause" shall mean the occurrence of any one of the following:
                  (i) the willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan




                          performed his/her duties, and the
                          Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or
                  (ii) the Participant's conviction for committing a felony or a crime involving an act of moral turpitude, dishonesty or misfeasance; or
                  (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.
          2.1.7   "Change in Control" shall mean:
                  (i) The acquisition by Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% (25%if such Person proposes any individual for election to the Board or any member of the Board is the representative of such Person) or more of either
                          (a) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
                          (b)   the combined voting power of the then
                                outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control:
                                (1)  any acquisition directly from the
                                     Company (excluding an acquisition by
                                     virtue of the exercise of a conversion
                                     privilege),
                                (2)  any acquisition by the Company,
                                (3)  any acquisition by any employee benefit
                                     plan (or related trust) sponsored or
                                     maintained by the Company or any
                                     corporation controlled by the Company,
                                     or
                                (4)  any acquisition by any corporation
                                     pursuant to a reorganization, merger or
                                     consolidation, if, following such
                                     reorganization, merger or
                                     consolidation, the conditions described
                                     in clauses (a), (b) and (c) of
                                     subsection (iii) of this subsection
                                     2.1.7 are satisfied; or
                  (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of the Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
                  (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation,


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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



                       (a) more than 75% of, respectively, the then outstanding
                           shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common
                           Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding
                           Company Common Stock and Outstanding Company
                           Voting Securities, as the case may be,
                       (b) no Person (excluding the Company, an employee benefit
                           plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and
                       (c) at least a majority of the members of the board
                           of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or
                  (iv) Approval by the shareholders of the Company of (a) a
                       complete liquidation or dissolution of the Company or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition (1) more than 75% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



                       may be, (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding share of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

                       However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group, which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group. . . " for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the non-employee continuing members of the Board).
          2.1.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time.
          2.1.9   "Committee" means the Compensation Committee of the Board.
          2.1.10  "Company" means FirstEnergy Corp., an Ohio corporation, or any successor thereto as provided in Article 17 herein.
          2.1.11  "Covered Employee" means any Participant designated prior to the grant of Stock Options, Stock Appreciation Rights,
                  Restricted Stock, Performance Shares or Cash Award by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which such Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Cash Award are taxable to such Participant.
          2.1.12 "Directors' Award" means an Award made pursuant to Article 11 of this Plan.
          2.1.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.
          2.1.14 "Fair Market Value" means the average of the high and low sale prices of the common stock as reported on the composite tape of the New York Stock Exchange for the date in which the determination of the fair market value is made, or, if there are no sales of common stock on that date, then on the next preceding date on which there were sales of common stock.
          2.1.15 "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.
          2.1.16 "Key Employee" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a director of the Company or any of its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries. "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. The granting of an


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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



                  Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.
          2.1.17 "Nonqualified Stock Option" or "NSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.
          2.1.18 "Option" means an Incentive Stock Option or a Nonqualified Stock Option.
          2.1.19 "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.
          2.1.20 "Participant" means a Key Employee or Director who has been granted an Award under the Plan.
          2.1.21 "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to
                  Article 9 herein.
          2.1.22 "Period of Restriction" means the period during which the transfer or sale of Shares of Restricted Stock by the participant is restricted.
          2.1.23  "Person" shall have the meaning ascribed to such term in
                  Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.
          2.1.24 "Plan" means this Executive and Director Incentive Compensation Plan of FirstEnergy Corp., as herein described and as hereafter from time to time amended.
          2.1.25 "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.
          2.1.26 "Subsidiary" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock at the time outstanding is owned, directly or indirectly, by the Company.
          2.1.27 "Standard Rate" means the electric utility median base salary level for a given position as determined in the judgment of the Committee.
          2.1.28 "Stock" or "Shares" means the common stock with a 10 cent par value of the Company.
          2.1.29 "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock Appreciation Right, granted to a Participant pursuant to Article 7 herein.
          2.1.30 "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

2.3. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.


ARTICLE 3   ADMINISTRATION
            --------------

3.1 THE COMMITTEE. The Plan shall be administered by the Committee, which consists of not less than three Directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent required to comply with Rule 16b-3 under the Exchange

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



        Act, each member of the Committee shall qualify as a "Non-Employee Director" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission. To the extent required to comply with Code Section 162(m), each member of the Committee shall also be an Outside Director.

3.2 AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any award agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 15 herein) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions, or to take any other action to the extent that such action or the Committee's ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the regulations issued thereunder. Subject to section 4.3, in no event shall the Committee have the right to i) cancel outstanding Options or SARs for the purpose of replacing or regranting such Options or SARs with an exercise price that is less than the original exercise price of the Option or SAR, or ii) change the Option Price of an Option or SAR to an exercise price that is less than the original Option or SAR exercise price, without first obtaining the approval of shareholders. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof or Section
        9.4 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

3.3 SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees and Directors as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees or Directors.

3.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its stockholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

3.5 DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects Directors of the Company or Covered Employees and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. The Committee may delegate to the Chief Executive Officer of the Company its authority under this Article 3 to grant Awards to Key Employees who are not

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


        Covered Employees. All authority delegated by the Committee under this Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

3.6 PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Articles of Incorporation and Ohio law for their services as directors of the Company.

3.7 AWARD AGREEMENTS. Stock-based Awards under the Plan shall be evidenced by an award agreement, which shall be signed by an authorized officer of the Company or delegate and by the Participant, and shall contain such terms and conditions as may be approved by the Committee. Such terms and conditions need not be the same in all cases.

3.8 CONDITIONS ON AWARDS. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods).

        Notwithstanding any other provisions of the Plan, all Awards under this Plan shall be subject to the following conditions:

        (i) Except in the case of death, no SAR, ISO, NSO or other option granted pursuant to Article 6 shall be exercisable for at least six months after its grant; and
        (ii) Except in the case of death, no Restricted Stock or Performance Share (or a Share issued in payment thereof) shall be sold for at least six months after its grant.

3.9 SATURDAYS, SUNDAYS AND HOLIDAYS. When a date referenced in an award Agreement falls on a Saturday, Sunday or other day when the FirstEnergy General Office is closed, the date reference will revert back to the day prior to such date.


ARTICLE 4   STOCK SUBJECT TO THE PLAN
            -------------------------

4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed 22,500,000 Shares of common stock of the Company. No more than three-quarters of such aggregate number of such Shares shall be issued as Restricted Stock under Article 8 of the Plan or as Performance Shares under Article 9. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market. The

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



        exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be deemed to be an issuance of Stock under the Plan.

4.2 LAPSED AWARDS. If any Award granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section
        7.2 herein. If the value of any Performance Shares issued under Article 9 are paid in cash after a Performance Period has ended, such stock subject to such award shall again be available for the grant of an award under the Plan.

4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards and Performance Shares, granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code.


ARTICLE 5   ELIGIBILITY AND PARTICIPATION
            -----------------------------

5.1 ELIGIBILITY. Persons eligible to receive Awards under all Articles of this Plan except Article 11 include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. Key Employees may include employees who are members of the Board, but may not include Directors who are not employees. Directors who are not employees may receive Awards under this Plan exclusively under Articles 6 and 8, subject to Article 11.

5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees to whom Awards shall be granted and determine the nature and amount of each Award. No employee shall have any right to be granted an Award under this Plan even if previously granted an Award.


ARTICLE 6   STOCK OPTIONS
            -------------

6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be five hundred thousand (500,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant, including, but not limited to, ISO's and NSO's. However, no employee may receive an Award of Incentive Stock Options that are

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



        first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Stock (determined at the time the options are granted) exceeds $100,000. Nothing in this Article 6 shall be deemed to prevent the grant of NSO's in excess of the maximum established by Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NSO's. Notwithstanding any other provision of the Plan, no ISO shall be granted after May 1, 2008.

 6.2 OPTION AGREEMENT. Each Option grant shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

6.3 OPTION PRICE. The purchase price per share of Stock covered by an Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of such Stock on the date the Option is granted.

        An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

6.4 DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5 EXERCISE OF OPTIONS. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants. All options within a single grant need not be exercised at one time.

6.6 PAYMENT. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either:

        (a)       in cash or its equivalent;
        (b) by tendering Shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option price,
        (c) by foregoing compensation under rules established by the Committee,
        (d) by delivery by the Participant of irrevocable instructions to an approved broker to promptly deliver to the Company the amount of the sale or loan proceeds to pay the exercise price, or
        (e) such other consideration as the Committee may deem appropriate.

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan

        The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after the Company's receipt of written notification and payment, the Participant shall receive either:
         (i) stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name:
        (ii) cash in an amount equal to the difference between the sale price of such Shares and the Option price less taxes and administrative expenses; or
        (iii)   a combination of the foregoing.

6.7 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

6.8 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death, any of such Participant's outstanding Options shall become immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 12 hereof or by will or by the laws of descent and distribution.

        In the event the employment of a Participant is terminated by reason of disability or retirement, including early retirement, (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any of such Participant's outstanding Options shall continue to vest per the vesting schedule of the Participant's Option Agreement; provided, however, that if the Participant subsequently dies with unexercised options, the vesting and exercisaeability will be governed by the first sentence of 6.8.

        Notwithstanding the foregoing to the contrary, the Committee may, in its sole discretion, lengthen the exercise period up to the expiration date for an individual participant if it deems this is in the best interest of the Company. In the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Internal Revenue Code of l986, as amended, may not be available if the Options are not exercised within the Code Section 422 prescribed time period after termination of employment for death, disability, or retirement.

6.9 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than death, disability, retirement (including early retirement) or for Cause, the Participant shall have the right to exercise such Participant's outstanding Options within 90 days after the date of his termination, but in no event beyond the expiration of the term of the Options and only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment. In its sole discretion, the Committee may extend the 90 days to up to one year but, however, in no event beyond the expiration date of the Option.

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


        If the employment of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

6.10 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.


ARTICLE 7   STOCK APPRECIATION RIGHTS
            -------------------------

7.1 GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:
        (a)       in lieu of Options;
        (b)       in addition to Options;
        (c)       independent of Options; or
        (d)        in any combination of (a), (b), or (c).

        The maximum numbers of Shares subject to SARs granted to any individual Participant in any calendar year shall be five hundred thousand (500,000) Shares. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

7.2 EXERCISE OF SARS IN LIEU OF OPTIONS. SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares of Stock for which its related Option is then exercisable. Option Stock with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

        Notwithstanding any other provision of the Plan to the contrary, with respect to a SAR granted in lieu of an Incentive Stock Option:
        (i) the SAR will expire no later than the expiration of the underlying Incentive Stock Option;
        (ii) the SAR amount may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised; and
        (iii) the SAR may be exercised only when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

7.3 EXERCISE OF SARS IN ADDITION TO OPTIONS. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


7.4 EXERCISE OF SARS INDEPENDENT OF OPTIONS. Subject to Section 3.8 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

7.5 PAYMENT OF SAR AMOUNT. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:
        (a) The difference between the market price of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the Exercise Price); by
        (b)     The number of Shares with respect to which the SAR is exercised.

7.6 FORM AND TIMING OF PAYMENT. Payment to a Participant, upon SAR exercise, will be made in cash or stock, at the discretion of the Committee, as soon as administratively possible after exercise.

7.7 TERM OF SAR. The term of an SAR granted under the Plan shall not exceed ten years.

7.8 TERMINATION OF EMPLOYMENT. In the event the employment of a Participant is terminated by reason of death, disability, retirement (including early retirement), or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

7.9 NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.


ARTICLE 8   RESTRICTED STOCK
            ----------------

8.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts, as it shall determine. The Committee may condition the vesting or lapse of the Period of Restriction established pursuant to Section
        8.3 upon the attainment of one or more of the performance goals utilized for purposes of Performance Shares pursuant to Article 9 hereof. As required for valuation of grants under the Plan, Restricted Stock will be valued at its Fair Market Value. The maximum number of Shares subject to issuance as Restricted Stock granted to any individual Participant in any calendar year is two hundred fifty thousand (250,000) Shares.

8.2 RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


8.3     TRANSFERABILITY.  Except  as  provided  in this  Article  8 or in
        Section 3.8 herein,  the Shares of Restricted Stock granted  hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock agreement, or upon earlier satisfaction of other conditions (including any performance goals) as specified by the Committee in its sole discretion and set forth in the Restricted Stock agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

8.4 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, vesting or forfeiture restrictions under applicable Federal or state securities laws, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

                  "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Executive and Director Incentive Compensation Plan of FirstEnergy Corp., in the rules and administrative procedures adopted pursuant to such Plan, and in a Restricted Stock Agreement dated __________. A copy of the Plan, such rules and procedures, and such Restricted Stock agreement may be obtained from the Secretary of FirstEnergy Corp."

8.6 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his Stock certificate.

8.7 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

8.9 TERMINATION OF EMPLOYMENT DUE TO RETIREMENT (including early retirement). In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of retirement (as defined under the then established rules of the Company or

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



        any of its Subsidiaries, as the case may be), the Committee in its sole discretion (subject to Section 3.8 herein) may waive or modify the restrictions remaining on any or all Shares of Restricted Stock as it deems appropriate.

8.10 TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be) during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock shall automatically terminate and, except as otherwise provided in
        Section 8.4. herein, the Shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.

8.11 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries for any reason other than for death, disability, or retirement (including early retirement), as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any Shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of a termination of the employment of a Participant by the Company or any of its Subsidiaries other than for Cause, the Committee, in its sole discretion (subject to Section 3.8 herein), may waive or modify the automatic forfeiture of any or all such Shares as it deems appropriate.


ARTICLE 9   PERFORMANCE SHARES
            ------------------

9.1 GRANT OF PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The maximum number of Shares that may be issued to any Participant in a calendar year shall not exceed two hundred fifty thousand (250,000), subject to adjustment as provided in Section 4.3.

9.2 VALUE OF PERFORMANCE SHARES. The Committee shall set performance goals over certain periods to be determined in advance by the Committee ("Performance Periods"). Prior to each grant of Performance Shares, the Committee shall establish an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Shares, the Committee also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment by the Company or its Subsidiaries of certain objective performance measures, which may include, but are not limited to one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability performance measures. Such performance goals also may be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries under one or more of the measures described above, relative to the performance of

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan




        other corporations. The Committee may provide for the crediting of dividend equivalents during the performance period. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the number of Performance Shares awarded. With respect to Covered Employees, all performance goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and shall be set by the Committee within the time period prescribed by
        Section 162(m) of the Code and related regulations.

9.3 PAYMENT OF PERFORMANCE SHARES. After a Performance Period has ended, the holder of a Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the performance goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent. The amount payable in cash in a calendar year to any Participant with respect to any Performance Period pursuant to any Performance Share award shall not exceed $2,000,000.

9.4 COMMITTEE DISCRETION TO ADJUST AWARDS. Subject to Section 3.2 regarding Awards to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Share award, at any time or from time to time, including but not limited to the performance goals.

9.5 FORM AND TIMING OF PAYMENT. The payment described in Section 9.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period. Any stock issued in payment of a Performance Share shall be subject to the restrictions on transfer in
        Section 3.8 herein.

9.6 TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT (including early retirement). In the case of death, disability, or retirement (each of disability and retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals, as computed by the Committee. The Committee may require that a Participant have a minimum number of full months of service during the Performance Period to qualify for an Award payout.

9.7 TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates employment with the Company or any of its Subsidiaries for any reason other than death, disability, or retirement (including early retirement), all Performance Shares shall be

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


        forfeited; provided, however, that in the event of a termination of the employment of the Participant by the Company or any of its Subsidiaries other than for Cause, the Committee in its sole discretion may waive the automatic forfeiture provisions.

9.8 NONTRANSFERABILITY. No Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Shares granted to a Participant under the Plan shall be exercisable during his/her lifetime only by such Participant.


ARTICLE 10   CASH AWARDS
             -----------

10.1 GRANT OF CASH AWARD. Subject to the terms of this Plan, Cash Awards may be made to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in the determining the form of the Cash Awards granted to Participants

10.2 CASH AWARD PERFORMANCE CRITERIA. All Cash Awards made under this Plan shall be subject to pre-established, objective, business-related Performance Measures. The performance measures shall be approved for use by the Committee and the Committee shall certify their attainment and the resulting payout of Cash Awards. Performance Measures for Cash Awards may be measurable for periods of one year to five years (allowing for prorated periods for new Participants). The Performance Measures may include, but shall not be limited to: operational measures (e.g. attaining merger milestones, customer satisfaction, service reliability, safety and tactical objectives), financial measures (e.g. expense control, revenue, margins and shareholder value added levels "SVA") and individual measures. Performance Measures can be made on overlapping cycles, (i.e. one-year cycles could emphasize operational measures and three-year cycles could emphasize SVA Performance Measures.) Each cycle of Performance Measures could have a distinct Cash Award associated with it.

10.3 PAYOUT OF CASH AWARDS. Payouts of Cash Awards are made in relationship to a target payout level determined prior to each cycle on a per Participant basis. Target levels under multiple cycles will be calibrated to provide, in total, an annualized level of incentives consistent with the Company's compensation philosophy as set by the Committee. Actual payouts of Cash Awards will vary with performance results as follows: actual payouts based upon operational or individual Performance Measures will vary from 50% (if threshold performance is attained) to 150% of the target level; actual payouts based upon Company SVA and other corporate financial measures will vary from 50% (if threshold performance is attained) up to 200% of the target level. The maximum Cash Award payable in a calendar year to any Participant with respect to any Performance Period shall not exceed $2,000,000.

10.4 CONVERSION OF CASH AWARD PAYOUT TO RESTRICTED STOCK. At the request of the Participant, but subject to the discretion of the Committee, any Cash Award payout may be converted to Restricted Stock at a discount. The conversion to Restricted Stock will occur by multiplying the Cash Award by a premium, but in no event more than 120% and dividing the

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



        product by the Fair Market Value of the Restricted Stock on the date of conversion, which shall be chosen by the Committee at least 10 days in advance, to determine the number of shares of Restricted Stock that will be provided as full settlement of the Cash Award. The shares of Restricted Stock provided to Participants in settlement of Cash Awards shall be Restricted Stock subject to Article 8.



Article 11   Directors' Awards
             -----------------

11.1    GRANT OF DIRECTORS' AWARDS.   In lieu of a portion of their retainer,
        Directors' Awards can be made in the form of Stock Options or Restricted Stock under Articles 6 and 8 respectively. No other Awards may be made to Directors under the Plan.

11.2 CONVERSION OF RETAINER TO STOCK. At the request of a Director but subject to the election of the Committee, a Director may convert any retainer otherwise due to be paid by the Company in cash to an aggregate equivalent value of either Stock Options, Restricted Stock or both.

11.3 CONVERSION OF RETAINER TO RESTRICTED STOCK. Retainer, otherwise payable in cash may be converted to Restricted Stock under Article 8. The conversion to Restricted Stock will occur by multiplying the retainer by a premium, but in no event more than 120% and dividing the product by the Fair Market Value of the Restricted Stock on the date of conversion, which shall be chosen by the Committee at least 10 days in advance, into the amount of the retainer to determine the number of shares of Restricted Stock that will be provided as full settlement of the retainer.

11.4 CONVERSION OF RETAINER TO STOCK OPTIONS. Retainer otherwise due to be paid in cash may be converted to Stock Options under Article 6 at the request of the Participant but subject to the election of the Committee. Retainer shall be converted by multiplying the retainer by a premium, but in no event more than 120% and dividing the product by the amount equal to the Black-Scholes Value of the Stock Option on the date of conversion. The quotient of which is the number of Stock Options that shall be awarded.


ARTICLE 12   BENEFICIARY DESIGNATION
             -----------------------

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his/her death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan



ARTICLE 13   RIGHTS OF EMPLOYEES
             -------------------

13.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

13.2 PARTICIPATION. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

13.3 NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

13.4 NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.


ARTICLE 14   CHANGE IN CONTROL
             -----------------

14.1 STOCK BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock based awards granted under this Plan shall immediately vest 100% in each Participant (subject to Section 3.8 herein), including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

14.2 ALL AWARDS OTHER THAN STOCK BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Awards other than Stock Based Awards granted under this Plan shall be immediately paid out in cash, including Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Committee, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or (ii) 100% of the value on the date of grant of the number of Performance Shares.

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                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


ARTICLE 15   AMENDMENT, MODIFICATION, AND TERMINATION
             ----------------------------------------

15.1 AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board or Committee may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by any regulatory body having jurisdiction with respect hereto, no such termination, amendment, or modification may:

        (a) Increase the total amount of Stock which may be issued under this Plan, except as provided in Section 4.3 herein; or
        (b) Change the class of Employees eligible to participate in the Plan;
        (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

        (d) Extend the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised.

15.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

15.3 DEFERRAL OF PAYMENTS AND DISTRIBUTIONS. Cash Awards pursuant to Article 10 may be eligible for deferral by any plan(s) offered by the company, subject to the approval of the Committee and any administrative requirements imposed by the Committee.


ARTICLE 16   WITHHOLDING AND DEFERRAL
             ------------------------

16.1 TAX WITHHOLDING. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

16.2 STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of Stock Options, or upon the lapse of restrictions on Restricted Stock, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company Shares of previously acquired Stock or by having the Company withhold Shares of Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section
        16.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

        All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                FirstEnergy Corp.
               Executive and Director Incentive Compensation Plan


        Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.


ARTICLE 17   SUCCESSORS
             ----------

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 18   REQUIREMENTS OF LAW
             -------------------

18.1 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Ohio without giving effect to the principles of the conflicts of laws.



                                   5                           Plan, Rev 4.doc
                                                               05/21/02

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